Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
FOR DEPRECIATION, AMORTIZATION AND DEPLETION

Line	Item	Total	Electric
No.	(a)	(b)	(c)
1	UTILITY PLANT
2	In Service
3	Plant in Service (Classified)	$4,420,500,293	4,420,500,293
4	Property Under Capital Leases	2,432,041	2,432,041
5	Plant Purchased or Sold
6	Completed Construction not Classified
7	Experimental Plant Unclassified
8	TOTAL (Enter Total of lines 3 thru 7)	4,422,932,334	4,422,932,334
9	Leased to Others
10	Held for Future Use	5,500,577	5,500,577
11	Construction Work in Progress	39,518,842	39,518,842
12	Acquisition Adjustments
13	TOTAL Utility Plant (Enter Total of lines 8 thru 12)	4,467,951,753	4,467,951,753
14	Accum. Prov. for Depr., Amort., & Depl.	1,885,389,002	1,885,389,002
15	Net Utility Plant (Enter total of line 13 less 14)	$2,582,562,751	$2,582,562,751
16	DETAIL OF ACCUMULATED PROVISIONS FOR
	DEPRECIATION, AMORTIZATION, AND DEPLETION
17	In Service:
18	Depreciation	$1,834,977,918	1,834,977,918
19	Amort. and Depl. of Producing Natural Gas Land and Land Rights
20	Amort. of Underground Storage Land and Land Rights
21	Amort. of Other Utility Plant	50,411,084	50,411,084
22	TOTAL in Service (Enter Total of lines 18 thru 21)	1,885,389,002	1,885,389,002
23	Leased to Others
24	Depreciation
25	Amortization and Depletion
26	TOTAL Leased to Others (Enter Total of lines 24 and 25)
27	Held for Future Use
28	Depreciation
29	Amortization
30	TOTAL Held for Future Use (Enter Total of lines 28 and 29)
31	Abandonment of Leases (Natural Gas)
32	Amort. of Plant Acquisition Adjustment
33	TOTAL Accumulated Provisions (Should agree with line 14 above)
	(Enter Total of lines 22, 26, 30, 31, and 32)	$1,885,389,002	$1,885,389,002

FERC FORM NO. 1 (ED. 12-89)                                               Page 200

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)

1. Report below the costs incurred for nuclear fuel	arrangements, attach a statement showing the
materials in process of fabrication, on hand, in reactor,	amount of nuclear fuel leased, the quantity used and
and in cooling; owned by the respondent	quantity on hand, and the costs incurred under such
2. If the nuclear fuel stock is obtained under leasing	leasing arrangements.
			Changes During Year
Line	Description of Item	Balance
No.		Beginning of Year	Additions
	(a)	(b)	(c)
1	Nuclear Fuel in Process of Refinement,
	Conversion, Enrichment & Fabrication (120.1)
2	Fabrication
3	Nuclear Materials	$19,440,776	$562,386
4	Allowance for Funds Used during Construction	134,745	38,096
5	Other Overhead Construction Costs	394,773	244,478
6	SUBTOTAL (Enter Total of lines 2 thru 5)	19,970,294
7	Nuclear Fuel Materials and Assemblies
8	In Stock (120.2)	0	20,556,323
9	In Reactor (120.3)	49,812,895	20,556,323
10	SUBTOTAL (Enter Total of lines 8 and 9)	49,812,895
11	Spent Nuclear Fuel (120.4)	91,088,296	23,968,574
12	Nuclear Fuel Under Capital Leases (120.6)
13	(Less) Accum. Prov. for Amortization of
	Nuclear Fuel Assemblies (120.5)	127,100,837	13,109,110
14	TOTAL Nuclear Fuel Stock (Enter Total
	lines 6, 10, 11 and 12 less line 13)	$33,770,648
15	Estimated Net Salvage Value of Nuclear
	Materials in line 9
16	Estimated Net Salvage Value of Nuclear
	Materials in line 11
17	Estimated Net Salvage Value of Nuclear
	Materials in line 11
18	Nuclear Materials Held for Sale (157)
19	Uranium
20	Plutonium
21	Other
22	TOTAL Nuclear Materials Held for Sale
	(Enter Total of lines 19, 20 and 21)

FERC FORM NO. 1 (ED. 12-89)                                               Page 202

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157) (Continued)

Changes During the Year
	Other Reductions	Balance	Line
Amortization	(Explain in a footnote)	End of Year	No.
(d)	(e)	(f)
			1
			2
	$19,985,646	17,516	3
	165,011	7,830	4
	405,674	233,577	5
		258,923	6
			7
	20,556,323	0	8
	23,968,574	46,400,644	9
		46,400,644	10
	18,258,702	96,798,168	11
			12
($17,087,310)	18,258,702	121,951,245	13
		$21,506,490	14
			15
			16
			17
			18
			19
			20
			21
			22

FERC FORM NO. 1 (ED. 12-89)                                               Page 203

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)

1. Report below the original cost of electric plant in ser-	in column (c) . Also to be included in column (c) are
vice according to the prescribed accounts	entries for reversals of tentative distributions of prior
2. In addition to Account 101, Electric Plant in Service	year reported in column (b). Likewise, if the respondent
(Classified), this page and the next include Account 102,	has a significant amount of plant retirements which have
Electric Plant Purchased or Sold; Account 103, Experimental	not been classified to primary accounts at the end of
Electric Plant Unclassified; and Account 106, Completed	the year, include in column (d) a tentative distribution of
Construction Not Classified - Electric	such retirements, on an estimated basis, with
3. Include in column (c) or (d), as appropriate, corrections	appropriate contra entry to the account for accumulated
of additions and retirements for the current or preceding year	depreciation provision. Include also in column (d) re-
4. Enclose in parentheses credit adjustments of plant	versals of tentative distributions of prior year of
accounts to indicate the negative effect of such accounts	unclassified retirements. Show in a footnote the account
5. Classify Account 106 according to prescribed accounts,	distributions of these tentative classifications in columns
on an estimated basis if necessary, and include the entries	(c) and (d), including the reversals of the prior years
			Balance at
Line	Account		Beginning of Year	Additions
No.	(a)		(b)	(c)
1		1. INTANGIBLE PLANT
2	(301)	Organization	$72,186
3	(302)	Franchises and Consents	22,937
4	(303)	Miscellaneous Intangible Plant	$81,212,675	$4,375,355
5		TOTAL Intangible Plant (Enter Total of lines 2, 3, and 4)	81,307,798	4,375,355
6		2. PRODUCTION PLANT
7		A. Steam Production Plant
8	(310)	Land and Land Rights	8,653,870	0
9	(311)	Structures and Improvements	91,769,683	194,289
10	(312)	Boiler Plant Equipment	789,850,944	28,643,899
11	(313)	Engines and Engine-Driven Generators	0
12	(314)	Turbogenerator Units	193,618,134	7,100,691
13	(315)	Accessory Electric Equipment	92,983,156	10,186,701
14	(316)	Misc. Power Plant Equipment	23,108,775	1,205,433
15		TOTAL Steam Production Plant (Enter Total of lines 8 thru 14)	1,199,984,562	47,331,013
16		B. Nuclear Production Plant
17	(320)	Land and Land Rights	3,411,585
18	(321)	Structures and Improvements	418,434,278	1,814,866
19	(322)	Reactor Plant Equipment	542,061,137	3,728,543
20	(323)	Turbogenerator Units	171,673,936	84,407
21	(324)	Accessory Electric Equipment	139,652,318	983,906
22	(325)	Misc. Power Plant Equipment	64,060,863	2,041,720
23		TOTAL Nuclear Production Plant (Enter Total of lines 17 thru 22)	1,339,294,117	8,653,442
24		C. Hydraulic Production Plant
25	(330)	Land and Land Rights
26	(331)	Structures and Improvements
27	(332)	Reservoirs, Dams, and Waterways
28	(333)	Water Wheels, Turbines, and Generators
29	(334)	Accessory Electric Equipment
30	(335)	Misc. Power Plant Equipment
31	(336)	Roads, Railroads, and Bridges
32		TOTAL Hydraulic Production Plant (Enter Total of lines 25 thru 31)
33		D. Other Production Plant
34	(340)	Land and Land Rights	136,550
35	(341)	Structures and Improvements	898,894	18,560
36	(342)	Fuel Holders, Products, and Accessories	5,667,010	38,586
37	(343)	Prime Movers
38	(344)	Generators	122,050,270	649,200
39	(345)	Accessory Electric Equipment	8,548,051	57,000

FERC FORM NO. 1 (ED. 12-89)                                               Page 204

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

tentative account distributions of these amounts	only the offset to the debits or credits distributed in column (f)
Careful observance of the above instructions and the	to primary account classifications.
texts of Accounts 101 and 106 will avoid serious	7. For Account 399, state the nature and use of plant
omissions of the reported amount of respondent's	included in this account and if substantial in amount submit
plant actually in service at end of year	a supplementary statement showing subaccount classification
6. Show in column (f) reclassifications or transfers	of such plant conforming to the requirements of these pages.
within utility plant accounts. Include also in column (f)	8. For each amount comprising the reported balance and
the additions or reductions of primary account classi-	changes in Account 102, state the property purchased or
fications arising from distribution of amounts initially	sold, name of vendor or purchaser, and date of transaction.
recorded in Account 102. In showing the clearance of	If proposed journal entries have been filed with the Commission
Account 102, include in column (e) the amounts with	as required by the Uniform System of Accounts, give also date
respect to accumulated provision for depreciation,	of such filing.
acquistion adjustments, etc., and show in column (f)
			Balance at
Retirements	Adjustments	Transfers	End of Year		Line
(d)	(e)	(f)	(g)		No.
					1
			$72,186	(301)	2
			$22,937	(302)	3
$ 1,615,426			$83,972,604	(303)	4
1,615,426			84,067,727		5
					6
					7
		151,400	$8,805,270	(310)	8
9,072		(238,299)	$91,716,601	(311)	9
9,610,681		(2,877,305)	$806,006,857	(312)	10
			$0	(313)	11
1,910,394		3,110,335	$201,918,766	(314)	12
5,860,176		(837,895)	$96,471,786	(315)	13
26,101		(106,800)	$24,181,307	(316)	14
17,416,424		(798,564)	$1,229,100,587		15
					16
			$3,411,585	(320)	17
$ 2,183,054		1	418,066,091	(321)	18
1,861,277			543,928,403	(322)	19
14,158			171,744,185	(323)	20
1,906,899			138,729,325	(324)	21
2,155,165			63,947,418	(325)	22
8,120,553		1	1,339,827,007		23
					24
			-	(330)	25
			-	(331)	26
			-	(332)	27
			-	(333)	28
			-	(334)	29
			-	(335)	30
			-	(336)	31
					32
					33
			136,550	(340)	34
			917,454	(341)	35
			5,705,596	(342)	36
			-	(343)	37
718,746		1,017,664	122,998,388	(344)	38
			8,605,051	(345)	39

FERC FORM NO. 1 (ED. 12-89)                                               Page 205

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

		Balance at
Line	Account	Beginning of Year	Additions
No.	(a)	(b)	(c)
40	(346) Misc. Power Plant Equipment
41	TOTAL Other Prod. Plant (Enter Total of lines 34 thru 40)	137,300,775	763,346
42	TOTAL Prod. Plant (Enter Total of lines 15, 23, 32 and 41)	$2,676,579,454	$56,747,801
43	3. TRANSMISSION PLANT
44	(350) Land and Land Rights	21,941,972	1,010,084
45	(352) Structures and Improvements	3,574,163	222,239
46	(353) Station Equipment	78,496,549	1,403,083
47	(354) Towers and Fixtures	4,029,692
48	(355) Poles and Fixtures	72,292,526	3,486,605
49	(356) Overhead Conductors and Devices	58,514,455	985,024
50	(357) Underground Conduit	3,080,287
51	(358) Underground Condutors and Devices	2,822,718
52	(359) Roads and Trails
53	TOTAL Transmission Plant (Enter Total of lines 44 thru 52)	244,752,362	7,107,035
54	4. DISTRIBUTION PLANT
55	(360) Land and Land Rights	19,633,529	313,612
56	(361) Structures and Improvements	7,562,816	1,308,632
57	(362) Station Equipment	149,287,418	6,346,186
58	(363) Storage Battery Equipment
59	(364) Poles, Towers, and Fixtures	170,660,896	14,889,240
60	(365) Overhead Conductors and Devices	147,671,930	7,751,225
61	(366) Underground Conduit	99,562,238	5,078,762
62	(367) Underground Condutors and Devices	222,858,625	15,899,538
63	(368) Line Transformers	179,545,282	8,368,180
64	(369) Services	78,675,133	8,768,428
65	(370) Meters	65,868,119	1,153,099
66	(371) Installations on Customer Premises	8,194,993	623,280
67	(372) Leased Property on Customer Premises
68	(373) Street Lighting and Signal Systems	30,216,729	1,393,247
69	TOTAL Distribution Plant (Enter Total of lines 55 thru 68)	1,179,737,708	71,893,429
70	5. GENERAL PLANT
71	(389) Land and Land Rights	1,729,738
72	(390) Structures and Improvements	46,192,105	(4,075)
73	(391) Office Furniture and Equipment	10,423,964	1,027,509
74	(392) Transportation Equipment	507,250
75	(393) Stores Equipment	602,188	2,159
76	(394) Tools, Shop and Garage Equipment	2,726,143	91,183
77	(395) Laboratory Equipment	4,020,396	42,067
78	(396) Power Operated Equipment	576,941	3,340
79	(397) Communication Equipment	75,369,326	2,535,503
80	(398) Miscellaneous Equipment	266,162	0
81	SUBTOTAL(Enter Total of lines 71 thru 80)	142,414,213	3,697,686
82	(399) Other Tangible Property
83	TOTAL General Plant (Enter Total of lines 81 and 82)	142,414,213	3,697,686
84	TOTAL (Accounts 101 and 106)	4,324,791,535	143,821,306
85	(102) Electric Plant Purchased (See Instr. 8)
86	(Less)(102) Electric Plant Sold (See Instr. 8)
87	(103) Experimental Plant Unclassified
83	TOTAL Electric Plant in Service (Enter Total of lines 84 and 87)	$4,324,791,535	$143,821,306

FERC FORM NO. 1 (ED. 12-89)                                               Page 206

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

			Balance at
Retirements	Adjustments	Transfers	End of Year		Line
(d)	(e)	(f)	(g)		No.
			$ 0	(346)	40
718,746		1,017,664	$ 138,363,039		41
$ 26,255,723		219101	$2,707,290,633		42
					43
0		3201	$ 22,955,257	(350)	44
$ 58,880		$51,688	3,789,210	(352)	45
502,692		28,479,700	107,876,640	(353)	46
			4,029,692	(354)	47
452,280			75,326,851	(355)	48
100,368			59,399,111	(356)	49
			3,080,287	(357)	50
			2,822,718	(358)	51
			0	(359)	52
1,114,220		$ 28,534,589	$279,279,766		53
					54
18,807		167,439	20,095,773	(360)	55
5,829		(53,443)	8,812,176	(361)	56
652,999		(21,242,978)	133,737,627	(362)	57
			0	(363)	58
756,230		64,766	184,858,672	(364)	59
966,277		(1,762)	154,455,116	(365)	60
389,526		(6,640)	104,244,834	(366)	61
1,721,679		734	237,037,218	(367)	62
6,848,809		671,529	181,736,182	(368)	63
46,575			87,396,986	(369)	64
1,088,404		181	65,932,995	(370)	65
16,301		0	8,801,972	(371)	66
			0	(372)	67
338,985		9,545	31,280,536	(373)	68
12,850,421		(20,390,629)	1,218,390,087		69
					70
		(151,400)	1,578,338	(389)	71
0		(76,563)	46,111,467	(390)	72
46,034		3,600	11,409,039	(391)	73
15,628			491,622	(392)	74
		3,385	607,732	(393)	75
			2,817,326	(394)	76
			4,062,463	(395)	77
392,052		(1)	188,228	(396)	78
5,916,272		(7,971,443)	64,017,114	(397)	79
77,411		0	188,751	(398)	80
6,447,397		(8,192,422)	131,472,080		81
				(399)	82
6,447,397			131,472,080		83
48,283,187		170,639	4,420,500,293		84
				(102)	85
					86
				(103)	87
48,283,187		170,639	4,420,500,293		88

FERC FORM NO. 1 (ED. 12-89)                                               Page 207

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ELECTRIC PLANT HELD FOR FUTURE USE (Account 105)

1. Report separately each property held for future use at end of the year having an original cost of $250,000 or more. Group other items of property held for future use.
2. For property having an original cost of $250,000 or more previously used in utility operations, now held for future use, give in column (a), in addition to other required information, the date that utility use of such property was discontinued, and the date the original cost was transferred to Account 105.

Line	Description and Location	Date Originally	Date Expected	Balance at
No.	of Property	Included in	to be Used in	End of
		This Account	Utility Service	Year
	(a)	(b)	(c)	(d)
1	Land and Rights:
2	Easements for Iatan to Nashua 345 KV Line in
3	Platte Co., Missouri	1992	(1)	83,671
4
5	Land for Hawthorn Ash Pond Expansion in
6	Jackson Co., Missouri	1996	(1)	3,651,070
7
8	Site of future Ash Pond at Iatan Station in
9	Platte Co. , Missouri	1998	(1)	502,529
10
11
12	Engineering cost for future developments of Iatan 2	1999		371,201
13
14	Engineering for future bridge project over the Missouri	2001	(1)	326,214
15	river at Iatan Station
16
17
18	Other Property:
19	Property with original cost of less
20	than $250,000
21	(8 items)		(1)	565,892
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47	TOTAL			5,500,577

FERC FORM NO. 1 (ED. 12-89)                                               Page 214

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        CONSTRUCTION WORK IN PROGRESS-ELECTRIC (Account 107)

Line	Description of Project	Construction Work
No.		in Progress - Electric
		(Account 107)
	(a)	(b)
1 .	Install Transformer, Switchgear, and Circuit at Olather Substation #41	267,566
2 .	Install Transformer, Switchgear, and Circuit at Murlen Substation #82	195,824
3 .	Install Transformer, Switchgear, and Circuit at Oxford Substation #38	459,585
4 .	Install new Circuit at Oxford Substation #38	232,678
5 .	Install new 161 KV Line Termination at Cedar Creek Substation #51	368,511
6 .	Replace Network Protectors	227,336
7 .	Replace 161 KV Lightning Arresters at Distribution Substations	212,309
8 .	Replace PCB Control Powered Transformers in Switchgears	268,364
9 .	Replace Type U Bushings in Distribution Substations	1,347,066
10 .	Automated Security System	160,126
11 .	Fleet Fuel Management System	218,487
12 .	Company Security Upgrades	143,649
13 .	Relocate Fuels and General Service & Sales Offices to 1201 Walnut	103,514
14 .	Install Optical Ground Wire - Overland Park to Kenilworth Substation	189,896
15 .	Add-Inn Sites for new 900 MHz Radios	148,777
16 .	Purchase Backup Generators - East District	132,237
17 .	Power Production - Project Management Software System (CMMS)	193,017
18 .	Power Marketing Group Software	479,078
19 .	AM/FM Phase IV System	145,750
20 .	Install PeopleSoft Release 8.0	866,428
21 .	Data Warehouse Software	189,664
22 .	Voice Response Unit (VRU) Hardware for Customer Service	217,723
23 .	IT Project Management Implementation	225,691
24 .	KCPL Bill Redesign Software	199,064
25 .	MISC Projects under $100,000	10,837,226
26 .
27 .
28 .
29 .
30 .
31 .
32 .
33 .
34 .
35 .
36 .		0.00
37 .
38 .	The total of $39,518,842 does not include Nuclear Fuel or AFUDC on Nuclear
39.	Fuel in the amount of $258,923.
40.
41 .
42 .
43 .	TOTAL	39,518,842

FERC FORM NO. 1 (ED. 12-89)                                               Page 216.1

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        CONSTRUCTION WORK IN PROGRESS-ELECTRIC (Account 107)

		Construction Work
Line	Description of Project	in Progress - Electric
No.		(Account 107)
	(a)	(b)
1 .	West Gardner Combustion Turbine	258,529
2 .	Osawatomie Combustion Turbine	665,274
3 .	Hawthorn Station - Pulverizer Wheel Assembly	217,043
4 .	Hawthorn Station - Hawthorn 9 Simulator	255,508
5 .	Hawthorn Station - Facilities Upgrade	2,888,496
6 .	Hawthorn Station - Hawthorn Auxiliary Boilers	1,497,832
7 .	Montrose Station - New Ash Pond Landfill	144,046
8 .	Montrose Station - Unit 2B Pulverizer Bowl Replacement	154,702
9 .	LaCygne Station - Mist Eliminator Tray Replacement	142,863
10 .	LaCygne Station - Fuel Yard Wash Down System	155,749
11 .	Iatan Station - Feed Water Heater Replacement	383,904
12 .	Wolf Creek - Distributed Control System to Digital	668,711
13 .	Wolf Creek - Turbine Generator Study	107,356
14 .	Wolf Creek - Replace #SGK04 and #SGK05 Air Conditioner Units	791,895
15 .	Wolf Creek - Main Steam Isolation Valve (MSIV) Actuator Replacement	139,608
16 .	Wolf Creek - Reactor Head Reconfiguration	1,047,985
17 .	Wolf Creek - High Ammonia Secondary Chemistry	206,893
18 .	Wolf Creek - Feed Water Actuator Replacement	139,492
19 .	Wolf Creek - Security Order Response	246,727
20 .	Wolf Creek - Health Physics Computer System Software	113,541
21 .	Wolf Creek - Electronic Management Operating System	180,011
22 .	Wolf Creek - Miscellaneous Projects under $100,000	757,705
23 .	345 KV Line #11 Hawthorn-St. Joseph Line Panels	116,788
24 .	345 KV System Storm Dead-end Installation	391,826
25 .	Build New 161 KV Transmission Line - Hawthorn to Leeds	2,231,561
26 .	Build New 161 KV Transmission Line - West Gardner to Cedar Creek	700,399
27 .	Install new 161 KV Line Termination at Hawthorn Substation #96	225,673
28 .	Replace 161 KV Lightning Arresters at Transmission Substations	167,295
29 .	Replace Disconnect Switches at Transmission Substations	308,834
30 .	Install Differential Relays with Oscillography on Critical Transformers	163,823
31 .	Install third Transformer 161 KV - 34 KV Ottawa Substation	1,114,786
32 .	Combustion Turbine 161 KV Line Termination - West Gardner Substation #81	181,635
33 .	New 69 KV Source - Liberty South Substation #2418	1,272,848
34 .	New Baldwin South Regulator- Baldwin South Substation #487	240,380
35 .	New Baldwin East Regulator - Baldwin East Substation #486	162,689
36 .	Rebuild 1.5 miles 12 KV Distribution Line - Highway 69 to Louisburg	217,156
37 .	Build Miami Substation	830,615
38 .	Install new Transformer and Switchgear at Bucyrus Substation #117	1,138,003
39 .	Extend Feeder to new Visteon Plant	144,034
40 .	Install new 161 KV Line Termination at Leeds Substation #61	364,992
41 .	Install Feeder for St. Luke's Hospital and change Circuit #1141 to Circuit #1112	177,126
42 .	Install new Distribution Circuit from Martin City Substation #66	174,943
43 .	TOTAL	39,518,842

FERC FORM NO. 1 (ED. 12-89)                                               Page 216

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)

1. Explain in a footnote any important adjustments during	respondent has a significant amount of plant retired at
the year	year end which has not been recorded and/or classified
2. Explain in a footnote any difference between the amount	to the various reserve functional classifications, make
for book cost of plant retired, line 11, column (c), and that	preliminary closing entries to tentatively functionalize
reported for electric plant in service, pages 204-207, column	the book cost of the plant retired. In addition, include
(d), excluding retirements of non-depreciable property	all costs included in retirement work in progress at year
3. The provisions of Account 108 in the Uniform System of	end in the appropriate functional classifications.
Accounts require that retirements of depreciable plant be	4. Show separately interest credits under a sinking
recorded when such plant is removed from service. If the	fund or similar method of depreciation accounting.

Section A. Balances and Changes During Year
Line	Item	Total	Electric Plant	Electric Plant Held	Electric Plant
No.		(c+d+e)	in Service	for Future Use	Leased to Others
	(a)	(b)	(c)	(d)	(e)
1	Balance Beginning of Year	$1,753,362,231	$1,753,362,231
2	Depreciation Provisions for Year,
	Charged to
3	(403) Depreciation Expense	132,599,638	132,599,638
4	(413) Exp. of Elec. Plt. Leas. to Others
5	Transportation Expenses-Clearing	32,201	32,201
6	Other Clearing Accounts	0
7	Other Accounts (Specify):	(64,439)	-64439
8	Charged to Other Affiliates-Depr	86,551	86,551
9	TOTAL Deprec. Prov. for Year
	(Enter Total of lines 3 thru 8)	132,653,951	132,653,951
10	Net Charges for Plant Retired:
11	Book Cost of Plant Retired	46,648,954	46,648,954
12	Cost of Removal	11,657,970	11,657,970
13	Salvage (Credit)	2,299,493	2,299,493
14	TOTAL Net Chrgs. for Plant Ret.	56,007,431	56,007,431
	(Enter Total of lines 11 thru 13)
15	Other Debit or Credit Items (Describe):	0	0
16	Other Changes for Retirement Work in Pro	4,969,167	4,969,167
17	Balance End of Year (Enter Total of
	lines 1, 9, 14, 15, and 16)	$1,834,977,918	$1,834,977,918
	Section B. Balances at End of Year According to Functional Classifications
18	Steam Production	619,066,667	619,066,667
19	Nuclear Production	572,894,664	572,894,664
20	Hydraulic Production - Conventional
21	Hydraulic Production - Pumped Storage
22	Other Production	51,549,937	51,549,937
23	Transmission	123,868,954	123,868,954
24	Distribution	419,086,333	419,086,333
25	General	48,511,363	48,511,363
26	TOTAL (Enter Total of lines 18 thru 25)	1,834,977,918	1,834,977,918

FERC FORM NO. 1 (ED. 12-89)                                               Page 219

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

1.     Report below investments in Accounts 123.1, investments in Subsidiary Companies.

2.     Provide a subheading for each company and List there under the information called for below. Sub-TOTAL by company and give a TOTAL in columns (e), (f), (g), and (h) (a) Investment in Securities-List and describe each security owned. For bonds give also principal amount, date of issue, maturity and interest rate.

(b)     Investment Advances — Report separately the amounts of loans or investment advances wich are subject to repayment, but which are not subject t current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal. (3) report separately the equity in undistributed subsidiary earnings since acquisition. The TOTAL in column (e) should equal the amount entered for Account 418.1.

4.     For any securities, notes, or accounts that were pledged designate such securities, notes, or accounts in a footnote, and state te name of pledgee and purposes of the pledge. 5. If Commission approval was required for any advance made or security acquired, designate such fact I a footnote and give name of Commission.

6.     Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year. 7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment ( or the other amount at which carried in the books of account if difference from cost) and the selling price thereof, not including interest adjustment includible in column ( f).

8.     Report on Line 42, column (a) the TOTAL cost of Account 123.1

        INVESTMENTS IN SUBSIDIARY COMPANIES ( Account 123.1)

Line	Description of Investment		Date Acquired	Date of Maturity	Amount of Investment	Line
No.					at the Beginning of Year	No.
	(a)		(b)	(c)	(d)
1					0	1
2					0	2
3					0	3
4	Home Service Solutions Inc.				0	4
5					0	5
6	SHARES	AMOUNT			0	6
7	5,500,000	5,500,000	05/29/98		0	7
8	9,500,000	9,500,000	08/28/98		0	8
9	2,000,000	2,000,000	09/16/98		0	9
10	3,000,000	3,000,000	10/22/98		0	10
11	1,150,158	1,150,158	12/02/98		0	11
12	3,000,000	3,000,000	2/23/99		0	12
13	849,842	849,842	4/30/99		0	13
14	2,000,000	2,000,000	5/12/99		0	14
15	3,000,000	3,000,000	6/29/99		0	15
16	6,500,000	6,500,000	8/24/99		0	16
17	3,000,000	3,000,000	8/26/99		0	17
18	854,934	854,934	10/24/99		0	18
19	940,302	940,302	10/27/99		0	19
20	2,440,498	2,440,498	11/12/99		0	20
21	1,506,406	1,506,406	11/26/99		0	21
22	1,100,000	1,100,000	12/13/99		0	22
23	560,000	560,000	03/08/01		0	23
24					0	24
25					0	25
26	46,902,140	46,902,140			46,902,140	26
27					0	27
28	Income (loss) from subsidiaries				-23,582,650	28
29					0	29
26	46,902,140	46,902,140			-23,319,490	30
31					0	31
32					0	32
33					0	33
34					0	34
35					0	35
36					0	36
37					0	37
38					0	38
39					0	39
40					0	40
41						41
42	Total Cost of Account 123.1	$46,902,140		TOTAL	23,319,490	42

FERC FORM NO. 1 (ED. 12-89)                                               Page 224

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

Equity in Subsidiary	Revenues for Year	Amount of Investment at	Gain or Loss from
Earnings of Year		End of Year	Investment Disposes of	Line
(e)	(f)	(g)	(h)	No.
0	0	0	0	1
0	0	0	0	2
0	0	0	0	3
0	0	0	0	4
0	0	0	0	5
0	0	0	0	6
0	0	0	0	7
0	0	0	0	8
0	0	0	0	9
0	0	0	0	10
0	0	0	0	11
0	0	0	0	12
0	0	0	0	13
0	0	0	0	14
0	0	0	0	15
0	0	0	0	16
0	0	0	0	17
0	0	0	0	18
0	0	0	0	19
0	0	0	0	20
0	0	0	0	21
0	0	0	0	22
0	0	0	0	23
0	0	0	0	24
0	0	0	0	25
0	0	46,902,140	0	26
0	0	0	0	27
-7,196,330	0	-30,778,98	0	28
0	0	0	0	29
-7,196,330	0	16,123,160	0	30
0	0	0	0	31
0	0	0	0	32
0	0	0	0	33
0	0	0	0	34
0	0	0	0	35
0	0	0	0	36
0	0	0	0	37
0	0	0	0	38
0	0	0	0	39
0	0	0	0	40
0	0	0	0	41
-7,196,330	0	16,123,160		42

FERC FORM NO. 1 (ED. 12-89)                                               Page 225

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        MATERIALS AND SUPPLIES

1. For Account 154, report the amount of plant materials	ments during the year (in a footnote) showing general
and operating supplies under the primary functional class-	classes of material and supplies and the various accounts
ifications as indicated in column (a); estimates of amounts	(operating expenses, clearing accounts, plant, etc.)
by function are acceptable. In column (d), designate the	affected - debited or credited. Show separately debits
department or departments which use the class of material	or credits to stores expense-clearing, if applicable.
2. Give an explanation of important inventory adjust-
Department or
		Balance			Departments
Line	Account	Beginning of	Balance		Which
No.		Year	End of Year		Use Material
	(a)	(b)	(c)		(d)
1	Fuel Stock (Account 151)	$22,246,432	$21,310,585
2	Fuel Stock Expenses Undistributed (Account 152)
3	Residuals and Extracted Products (Account 153)
4	Plant Materials and Operating Supplies (Account 154)
5	Assigned to - Construction (Estimated)
6	Assigned to - Operations and Maintenance
7	Production Plant (Estimated)
8	Transmission Plant (Estimated)
9	Distribution Plant (Estimated)
10	Assigned to - Other	50,348,952	50,531,677
11	TOTAL Account 154 (Total of lines 5 thru 10)	50,348,952	50,531,677	All Departments
12	Merchandise (Account 155)
13	Other Materials and Supplies (Account 156)
14	Nuclear Materials Held for Sale (Account 157)
(Not applicable to Gas Utilities)
15	Stores Expense Undistributed (Account 163)	346,882	268,600
16
17
18
19
20	TOTAL Materials and Supplies (per Balance Sheet)	$72,942,266	$72,110,862

FERC FORM NO. 1 (ED. 12-89)                                               Page 227

Name of Respondent	This Report is:	Date of Report	Year of Report
Kansas City Power & Light Company	(1) X An Original	(Mo, Da, Yr)
	(2) A Resubmission	4/30/2003	Dec. 31, 2002

        FOOTNOTE DATA

        Schedule Page: 202         Line No:3          Column: e

Fabricated assemblies were transferred to Stock(120.2) upon delivery.

        Schedule Page: 202          Line No:4          Column: e

Fabricated assemblies were transferred to Stock(120.2) upon delivery.

        Schedule Page: 202         Line No:5          Column: e

Fabricated assemblies were transferred to Stock(120.2) upon delivery.

        Schedule Page: 202          Line No:8          Column: e

Assemblies placed in-service were transferred to In-Reactor (120.3) at cycle start.

        Schedule Page: 202          Line No:9          Column: e

Discharged assemblies were transferred to Spent Nuclear Fuel (120.4) for their cooling period.

        Schedule Page: 202          Line No:11          Column: e

Assemblies meeting five year cooling period were retired from the books.

        Schedule Page: 202          Line No:13          Column: e

Assemblies meeting the five year cooling period were retired from the books.

        Schedule Page: 214          Line No:9          Column: c

Anticipated within the next 10 years.

        Schedule Page: 214          Line No: 11          Column: c

Anticipated within the next 10 years.

        Schedule Page: 214         Line No: 14          Column: c

Anticipated within the next 10 years.

        Schedule Page: 214          Line No: 24          Column: c

Anticipated within the next 10 years.

        Schedule Page: 214          Line No: 14          Column: c

Anticipated within the next 10 years.

        Schedule Page: 214          Line No: 24          Column: c

Anticipated within the next 10 years.

        Schedule Page: 219          Line No: 7          Column: b

Included in Line 3, Column (b) is $64,439 in amortization that was erroneously recorded to 403 rather than 405

        Schedule Page: 219          Line No: 11          Column: b

Book cost of plant retired shown here is $1,634,233 less than the retirements shown on page 207, Line 88, Column (d), because page 219, Line 11, Column © does not include retirements of intangibles, software, land rights or leasehold improvements.

        Schedule Page: 227          Line No: 11          Column: d

Information requested for lines 5-9 is not available. The level of material and supplies inventory is determined by the the maintenance needs of plant in service and is that level required to ensure that KCPL may provide good system reliability. The size of inventory on hand is not determined by the level of new construction activity.

FERC FORM NO. 1 (ED. 12-89)                                               Page 450